[LOGO OMITTED]






                                     HORIZON
                                     BANCORP




                      A NASDAQ Traded Company - Symbol HBNC






[A PDF file of the actual PowerPoint Presentation is attached to this filing]

                                                      Forward-Looking Statements


This presentation may contain forward-looking statements regarding financial performance, business prospects, growth and operating strategies. For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

                                                                         History

   o  Founded in 1873

   o  Located in Northwest Indiana and Southwest Michigan

   o  Total Assets:  $900 million

   o  Publicly Held Company Since Early 1960's - Traded Over the Counter

   o  NASDAQ Small Cap in 2001

   o  Employees Own Approximately 18%

   o  Insiders Own Approximately 30%

                                                                    Total Assets

[line graph omitted]


1873            $      100,000
1883            $      470,000
1893            $      712,000
1903            $      905,000
1913            $    1,269,000
1923            $    2,250,000
1933            $    4,000,000
1943            $    5,000,000
1953            $   10,590,000
1963            $   36,760,000
1973            $  109,155,000
1983            $  179,008,000
1993            $  364,000,000
2003            $  720,000,000
2004            $  913,000,000
2005            $1,030,000,000



CAGR 1873 to 2004:  7.25%
1993 to 2004:  7.9%

FDIC CAGR:  1934 to 2004:  5.3%

                                                                    Total Assets

[line graph omitted]



1994            $  369,470
1995            $  368,013
1996            $  382,038
1997            $  359,751
1998            $  416,154
1999            $  525,804
2000            $  531,776
2001            $  587,945
2002            $  720,130
2003            $  757,443
2004            $  913,831
2005            $1,033,000


CAGR 3.02%  (1994 to 1998)
CAGR 14.25% (1997 to 2004)

                                                                  Business Lines

o  Retail Banking

o  Commercial Banking

o  Mortgage Lending

o  Mortgage Warehousing

o  Trust & Investment Management

o  Goal is to Balance Revenue Streams

                                                                Delivery Systems


                                       1999             2004        Post Merger
                                       ----             ----        -----------

 Full Service Branches                   8                9              12

 ATM's                                  34               17              24

 Loan & Deposit Production Offices       0                2               3

 Internet Banking                       No              Yes             Yes

                                                           Deposit Opportunities


                                         Total           Total
                                       Deposits         Deposits       Horizon's
                                          MSA           Horizon         Market
                                       (millions)      (millions)        Share

South Bend -  Mishawaka, IN              $3,214              0              0

Lake & Porter Counties, IN               $8,228           $118            1.4%

Michigan City - La Porte, IN             $1,260           $440           34.9%

Niles - Benton Harbor, MI                $1,918            $35            1.8%




                           Source: FDIC June 30, 2004

                                                               Current Locations



                                  [map omitted]

                                                  Deposit Market Share - Percent

[bar graph omitted]


                           1999     2000     2001     2002     2003     2004
                        --------------------------------------------------------
La Porte County, IN         28%      30%      31%      35%      35%      39%
Porter County, IN            2%       3%       6%       9%      10%      12%
Berrien County, MI           0%       0%       0%       0%       1%       6%

                                                            Closely Held Beliefs


o   We Affirm the Customer as Our Highest Focus

o   We Accomplish Our Goals

o   We Understand the Value of Profit

o   We Value Measurement

o   We Only Deploy Proven Technology

o   People First, Location Second

                                                           Exceptional Service &
                                                                 Sensible Advice

o  Retention

o  Cross Sell

o  Net Growth in Households

                                                           Exceptional Service &
                                                                 Sensible Advice


                                                            Percent
                                2000           2004          Change
                                ----           ----          ------
Total
Households                     19,617         24,425         24.51%

Retention Rates                 96.1%          97.2%

Products & Services
Per House Hold
                                3.31           3.25

                                                             Assets Per Employee


[bar graph omitted]


1998    $2,018,639
1999    $2,372,654
2000    $2,734,666
2001    $2,875,566
2002    $3,195,971
2003    $3,283,355
2004    $3,841,279

                                                                    Growth Plans


o  Southern Lake Michigan and Highway's 80 & 94 Corridor

o  Two New Offices Per Year

o  Breakeven Point Per Office in 12 to 18 months

o  Lead with People First

o  Location Second

o  Focus on Commercial and Mortgage Lending

                                                              Target Growth Area






                                  [map omitted]

                                                 Organizational Design by Market


o  Market Presidents

     -  Seasoned Bankers

     -  Live in the Area they Work

     -  Accountability & Responsibility

     -  Voice and Ears of the Community


o  Presence

     -  To be Visible

     -  To be Active


o  Recruitment and Retention

     -  24/7 Recruitment

     -  Incentive Compensation Programs


o  Centralized Operations, Controls & Staff Functions


o  Proven Formula

                              Alliance Acquisition

                                                             Acquisition Metrics


                                       Alliance                 2004
                                     Acquisition              Averages
                                     -----------              --------

 Price to LTM Earnings                 4,250x                   23.9x

 Price to Book                          1.68x                   2.34x

 Price to Core Deposit                  6.19%                   12.9%

 Price to Assets                        9.90%                   19.5%




Source for Alliance Acquisition: McConnell, Budd & Romano, Inc. Investment Banker & Alliance's Year-end 2004 Audited Financial Statement

Source for Averages: SNL Merger & Acquisition Report 12-31-04

                                                              Reasons to Acquire

o  Fills Market Gap


o  Cost Savings Greater Than 30%
        -  Staffing
        -  Occupancy
        -  Operational


o  Minimizes Risk of New Entrant into Market


o  IRR > 15%

                                                          Locations Post Closing





                                  [map omitted]

                                                              Renegotiated Price

o  Fiduciary Out/Duty Clause

o  Chicago Area Bank

o  Lock-Up Agreement

o  Increase Break Up Fee

o  Verizon Vs. Qwest Communications Battle to Acquire MCI

                                                          Shareholder Value Plan


o  Started in 2001

o  Dividend Policy

o  DRIP

o  EPS

o  ROAE

                                                                       Dividends


o  8.33% Increase in 2004     -       52 Cents

o  12.49% Increase in 2003   -        48 Cents

o  6.67% Increase in 2002     -       42.67 Cents

o  We Review our Dividend Policy Annually

o  Dividend Reinvestment Plan

                                                                          Volume

o  3:1 Stock Split in 2001

        - 661,900 to 1,985,700


o  3:2 Stock Split in 2003

        - 1,987,500 to 2,981,164


o  Trading Volume

        - NASDAQ Small Cap December 2001

        - 2002 annual volume 716,159 shares

        - 2003 annual volume 795,824 shares

        - 2004 annual volume 547,266 shares

                                                       Why Attractive Investment


o  Strategic Growth Plans

o  Organic Growth & Market Share Opportunities

o  Excellent Asset Quality

o  Closely Held Beliefs

o  Management Team has History of Getting Things Done

                                                Stock Price History - Five Years





                              [stock chart omitted]





Source:  NASDAQ  Bank:  Nasdaq  Bank Index  Bix:  S&P Bank  Index  COMP:  Nasdaq
         Composite

                             Financial Presentation

                               Thomas H. Edwards,
                       President & Chief Operating Officer

                                                            Total Loans Year-End

[bar graph omitted]


              Millions
              --------

1994            $224
1995            $242
1996            $271
1997            $258
1998            $290
1999            $309
2000            $398
2001            $474
2002            $548
2003            $456
2004            $568


CAGR 6.75%  (1994 to 1998)
CAGR 11.92% (1997 to 2004)

                                                                     Total Loans

[Pie charts omitted]


                        2002      2004
                        ----      ----

Mortgage                 16%       16%

Warehousing              40%       23%

Commercial               20%       36%

Installment              15%       25%

                                                            Non-Performing Loans

[Bar chart omitted]


             2000     2001      2002       2003       2004
             ----     ----      ----       ----       ----

Peer         0.58%    0.76%     0.78%      0.85%      0.70%
Horizon      0.79%    0.42%     0.27%      0.43%      0.29%




Source: Uniform Bank Performance Report prepared by the FDIC

                                                               Deposits Year-End

[Bar chart omitted]


                                           2000   2001   2002   2003   2004
                                           ----   ----   ----   ----   ----
                                                      $ Millions

Non-Interest Bearing Deposits               $30    $43    $51    $72    $58
Interest Bearing Transaction Accounts      $128   $183   $208   $221   $272
Time Deposits                              $229   $194   $231   $254   $282
Other Borrowings                           $109   $128   $184   $158   $244



                                   CAGR 17.02%
                                    2000-2004

                                                             Non-Interest Income

[Bar chart omitted]


             2000          2001          2002           2003           2004
             ----          ----          ----           ----           ----

 Actual   $6,856,000    $9,521,000    $10,249,000    $11,140,000    $10,689,000
   Peer      1.07%         1.06%         1.10%          1.12%          1.00%
Horizon      1.37%         1.76%         1.62%          1.55%          1.31%



Source: Uniform Bank Performance Report prepared by the FDIC

                                                           Gain on Sale of Loans


[Bar chart omitted]


                    2000      2001      2002      2003       2004
                   ------    ------    ------    ------     ------
                                    $ Thousands

                   $  313   $ 2,366   $ 3,152   $ 3,843    $ 2,126

                                                            Non-Interest Expense

[Bar chart omitted]


                                2000      2001      2002       2003      2004
                                ----      ----      ----       ----      ----

         Actual (Millions $)      18        21        23         25        26

           Peer                 3.06%     3.04%     3.01%      2.94%     2.91%

        Horizon                 3.43%     3.88%     3.63%      3.23%     3.14%


Source: Uniform Bank Performance Report prepared by the FDIC

                                                                      Net Income

[Bar chart omitted]


 1995     1996     1997    1998     1999    2000    2001    2002    2003    2004
 ----     ----     ----    ----     ----    ----    ----    ----    ----    ----
                                   $ Millions

$3.039   $3.824   $1.721   $1.1    -$0.2    $3.8    $4.1    $5.5    $6.5    $6.9



                                  CAGR 16.35%
                                  2000 to 2004

                                                        First Quarter Net Income

[Bar chart omitted]


   2001       2002      2003      2004       2005
   ----       ----      ----      ----       ----
                    $ Thousands

   938      1,105     1,724     1,517       1,303